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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):           July 30, 1998
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                               Open Market, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


              0-28436                                     04-3214536
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      (Commission File Number)              (I.R.S. Employer Identification No.)


               One Wayside Road, Burlington, Massachusetts           01803
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                 (Address of Principal Executive Offices)         (Zip Code)


                                (781) 359-3000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On July 31, 1998, Open Market, Inc. (the "Company") announced that CMG Information Services, Inc., an investor and developer of Internet companies ("CMG") and Capital Ventures International, a fund managed by Heights Capital Management, a leader in equity financing for emerging growth companies ("CVI"), made a $20 million equity investment in the Company. Pursuant to the terms of the agreements, the Company issued an aggregate of 1,338,912 shares of common stock, $.001 par value per share (the "Common Stock"), of the Company to CMG and CVI at a price of $14.94 per share. In addition, the Company issued to CMG and CVI warrants to purchase an additional 334,728 shares of Common Stock of the Company at a price of $16.43 per share. The Company will file a registration statement covering all such shares of Common Stock. Included in the terms of the agreement are certain adjustments and other provisions including a repurchase provision which becomes operative in the event that the registration statement is not declared effective in a timely manner.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         See Exhibit Index attached hereto.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 1998                        OPEN MARKET, INC.

                                           /s/ Regina O. Sommer
                                           _________________________________
                                           By:    Regina O. Sommer
                                           Title: Senior Vice President
                                                  and Chief Financial Officer
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                               INDEX TO EXHIBITS


Exhibit Number                      Description
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99.1      Securities Purchase Agreement, dated as of July 30, 1998, by and among
          Open Market, Inc. and CMG Information Services, Inc.

99.2 Securities Purchase Agreement, dated as of July 30, 1998, by and among Open Market, Inc. and Capital Ventures International.

99.3 Stock Purchase Warrant, dated July 30, 1998, by and between Open Market, Inc. and CMG Information Services, Inc.

99.4 Stock Purchase Warrant, dated July 30, 1998, by and between Open Market, Inc. and Capital Ventures International.

99.5 Registration Rights Agreement, dated as of July 30, 1998, by and among Open Market, Inc. and CMG Information Services, Inc.

99.6 Registration Rights Agreement, dated as of July 30, 1998, by and among Open Market, Inc. and Capital Ventures International.

99.7      Press Release dated July 30, 1998.